Bright Rock Mid Cap Growth Fund
Schedule of Investments
as of May 31, 2024 (Unaudited)

COMMON STOCKS - 99.5%	Shares	Value
Automobile Components - 2.4%
Gentex Corp.	60,000	$2,100,000

Beverages - 4.7%
Brown-Forman Corp. - Class B	29,500	1,352,870
Monster Beverage Corp.(a)	53,000	2,751,760
		4,104,630

Capital Markets - 7.3%
FactSet Research Systems, Inc.	6,000	2,425,560
Morningstar, Inc.	7,500	2,161,875
SEI Investments Co.	27,600	1,868,796
		6,456,231

Commercial Services & Supplies - 10.2%
Copart, Inc.(a)	125,000	6,632,500
Rollins, Inc.	50,250	2,295,922
		8,928,422

Communications Equipment - 5.1%
Arista Networks, Inc.(a)	15,000	4,464,750

Containers & Packaging - 3.8%
AptarGroup, Inc.	22,500	3,323,025

Electrical Equipment - 3.4%
AMETEK, Inc.	17,500	2,967,650

Electronic Equipment, Instruments & Components - 5.1%
Amphenol Corp. - Class A	34,000	4,500,580

Financial Services - 3.7%
Jack Henry & Associates, Inc.	19,600	3,227,728

Food Products - 6.5%
Lamb Weston Holdings, Inc.	20,000	1,765,800
The Hershey Co.	20,000	3,956,600
		5,722,400

Ground Transportation - 1.9%
JB Hunt Transport Services, Inc.	10,500	1,687,875

Health Care Equipment & Supplies - 10.1%
Edwards Lifesciences Corp.(a)	25,000	2,172,250
IDEXX Laboratories, Inc.(a)	7,000	3,478,650
ResMed, Inc.	15,500	3,198,115
		8,849,015

Hotels, Restaurants & Leisure - 2.1%
Chipotle Mexican Grill, Inc.(a)	600	1,877,712

Insurance - 2.2%
Arthur J Gallagher & Co.	7,500	1,899,975

Life Sciences Tools & Services - 1.9%
West Pharmaceutical Services, Inc.	5,000	1,657,050

Oil, Gas & Consumable Fuels - 8.3%
Coterra Energy, Inc.	50,000	1,426,000
DT Midstream, Inc.	15,000	1,006,200
ONEOK, Inc.	59,850	4,847,850
		7,280,050

Semiconductors & Semiconductor Equipment - 3.7%
Analog Devices, Inc.	14,000	3,282,860

Software - 3.4%
Tyler Technologies, Inc.(a)	6,250	3,002,250

Specialty Retail - 9.9%
Floor & Decor Holdings, Inc. - Class A(a)	11,000	1,285,460
Tractor Supply Co.	19,500	5,563,155
Valvoline, Inc.(a)	45,000	1,827,000
		8,675,615

Trading Companies & Distributors - 3.8%
Fastenal Co.	50,800	3,351,784
TOTAL COMMON STOCKS (Cost $33,411,364)		87,359,602

SHORT-TERM INVESTMENTS - 0.5%	Shares	Value
Money Market Funds - 0.5%
Morgan Stanley Institutional Liquidity Funds - Class Institutional, Government Portfolio, 5.23%(b)	398,333	398,333
TOTAL SHORT-TERM INVESTMENTS (Cost $398,333)		398,333

TOTAL INVESTMENTS - 100.0% (Cost $33,809,697)		$87,757,935
Liabilities in Excess of Other Assets - 0.0%(c)		(18,644)
TOTAL NET ASSETS - 100.0%		$87,739,291

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of May 31, 2024.
(c)	Represents less than 0.05% of net assets.

Investment Valuation

Each equity security owned by a Fund that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued.  Forward currency contracts are valued at the mean between the bid and asked prices by an approved independent pricing service (“Pricing Service”).  Commodities futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading.  Rights and warrants are valued at the last sale price at the close of the exchange on which the security is primarily traded.

If the security is listed on more than one exchange, a Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a Pricing Service.

Money market funds, demand notes and repurchase agreements are valued at cost.  If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.  If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined.  All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.  In the event market quotations are not readily available, such security will be valued at its fair value.

If market quotations are not readily available, a security or other asset will be valued at its fair value in accordance with Rule 2a-5 of the 1940 Act as determined under the Adviser’s fair value pricing procedures, subject to oversight by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.  The Adviser will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through the application of such procedures.

FASB Accounting Standards Codification, “Fair Value Measurement” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of May 31, 2024:

Bright Rock Mid Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$87,359,602	$–	$–	$87,359,602
Money Market Funds	398,333	–	–	398,333
Total Assets	$87,757,935	$–	$–	$87,757,935

Refer to the Schedule of Investments for industry classifications.